EXHIBIT 99

                       PRESS RELEASE DATED JUNE 12, 2006

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EXHIBIT 99

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Continental Minerals Corporation                                               Great China Mining Inc.
1020 - 800 West Pender Street                                                  (formerly China NetTV Holdings Inc.)
Vancouver, BC                                                                  World Trade Centre
Canada V6C 2V6                                                                 Suite 536-999 Canada Place
Tel   604 684 6365                                                             Vancouver, BC V6C 3E2
Fax  604 684 8092                                                              Tel   604 641 1366
Toll Free 1 800 667 2114                                                       Fax  604 641 1377
www.continentalminerals.com                                                    www.greatchinamining.com
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           DEFINITIVE AGREEMENT TO UNIFY XIETONGMEN PROPERTY EXECUTED
                 CONDITIONAL STOCK EXCHANGE ACCEPTANCE RECEIVED

June 12, 2006, Vancouver, BC - Gerald S. Panneton, President and CEO of Continental Minerals Corporation (TSX Venture: KMK; OTCBB: KMKCF) and Anthony Garson, President and CEO of Great China Mining Inc. (OTC.BB-GCHA) announce that the companies have now executed the formal merger agreement pursuant to which Great China Mining is to be acquired by Continental in a share exchange, thereby combining 100% of the Xietongmen Property interest into Continental. In addition, Continental has notified Great China Mining that, pending the merger, it has now fully exercised its option to acquire a 60% interest in the parent company of Chinese company that owns 100% of the Xietongmen Property, located 240 kilometres from Lhasa in Tibet, China.

This  formal  agreement  is  pursuant  to and  supersedes  the letter  agreement previously announced by the companies on April 13, 2006. Additionally, Continental advises that a key condition to the merger has been met with conditional acceptance having been obtained from the TSX Venture Exchange. Full stock exchange acceptance is subject to certain conditions, including adequate capitalization, provision of standard documentation in connection with the transaction and related property acquisitions. Continental and Great China Mining are now finalizing a registration statement and proxy circular in connection with a Great China Mining shareholders' meeting, which is being convened to approve the merger. Continental and Great China Mining understand from communications received from the larger Great China Mining shareholders that the merger has broad-based support.

Continental also confirms execution of the final agreement to acquire 100% interest in the surrounding properties, adding 109 square kilometers to its property position. By way of clarification of a previous release in connection with this transaction, 1.5 million warrants will be issued as part of 1.5 million Continental units (each a share and a warrant), as consideration for acquisition of properties surrounding the Xietongmen Property. These warrants will have an exercise price of $1.59 each.

Completion of the share exchange to effect the merger and certain related transactions remain subject to Great China shareholders' approval and a number of usual closing conditions which, if met, will result in completion in the third quarter.

The Xietongmen Property hosts a porphyry copper-gold deposit with significant mineral resources that were outlined by drilling in 2005. Ten rigs are currently active on the property. Results in 2006 (see news releases of May 2 and May 30, 2006) are expanding the deposit.

           IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Continental and Great China Mining intend to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including the filing by Continental with the SEC of a Registration Statement on Form F-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the common shares of Continental to be issued in exchange for Great China Mining common shares. The Registration Statement will incorporate a proxy statement/

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prospectus (the "Proxy  Statement/Prospectus")  that Great China Mining plans to file with the SEC and mail to its stockholders in connection with obtaining approval to the proposed merger. The Registration Statement and the Proxy
Statement/Prospectus will contain important information about Great China Mining, Continental, the transaction and related matters. Investors and security
holders   are  urged  to  read  the   Registration   Statement   and  the  Proxy
Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Great China
Mining  and  Continental   through  the  web  site  maintained  by  the  SEC  at
www.sec.gov.

Great China Mining and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Great China Mining in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Great China Mining's annual report on Form 10-KSB, which was filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov.

Continental and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Great China Mining in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Continental's Form 20-F filed with the SEC on June 30, 2005. This document is available free of charge at the SEC's web site at www.sec.gov.

   Gerald Panneton                                    Anthony Garson
   President & CEO                                    President & CEO
   Continental Minerals Corporation                   Great China Mining Inc.

For further information:
   Continental Minerals Corporation                   Great China Mining Inc.
   Tel   604 684 6365                                 Tel   604 641 1366
   Toll Free 1 800 667 2114                           www.greatchinamining.com
   www.continentalminerals.com

               No regulatory authority has approved or disapproved
                the information contained in this news release.

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This release  includes  certain  statements that may be deemed  "forward-looking statements". All statements in this release, other than statements of historical facts, that address the proposed merger, acquisition of additional property, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.

For more information on Continental Minerals Corporation, Investors should review the Company's annual Form 20-F filing with the United States Securities Commission at www.sec.gov and its home jurisdiction filings that are available at www.sedar.com.

For more information on Great China Mining Inc., Investors should review the Company's annual report on Form 10-KSB with the United States Securities Commission at www.sec.gov.